                                                                     Exhibit 3.1


                                                                              1.
                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of           Ministere de
       Consumer and          la Consommation
       Commercial Relations  et du Commerce
CORRECTED CERTIFICATE        CERTIFICAT RECTIFIE
This is a corrected          Le present certificat
certificate endorsed         rectifie est approuve
pursuant to Section 275 of   conformement a l'article
the Business Corporations    275 de la Loi sur les
Act, and effective on        societes par actions;
                             il entre en vigueur le


JANUARY 01                   JANVIER, 1997
---------------------------------------------------------
                    /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                            ARTICLES OF AMALGAMATION
                               STATUTS DE FUSION

Form 4 Business Corporations Act

Formule 4 Loi sur les societes par actions

1. The name of the amalgamated corporation is:
   Denomination sociale de la societe issue de la fusion:

   ROGERS CABLESYSTEMS LIMITED

2. The address of the registered office is:
   Adresse du siege social:

   40 King Street West, Scotia Plaza, Suite 6400
   -----------------------------------------------------------------------------
     (Street & Number, or R.R. Number & If Multi-Office Building give Room No.)
        (Rue et numero, ou numero de la R.R. et, s'il s'agit d'un edifice a bureaux, numero du bureau

                                                                     -----------
   Toronto, Ontario                                                  M 5 H 3 Y 2
   -----------------------------------------------------------------------------
              (Name of Municipality or Post Office)                (Postal Code)
          (Nom de la municipalite ou du bureau de poste)           (Code postal)




3. Number (or minimum and maximum number) of directors is:
   Nombre (ou nombres minimal et maximal) d'administrateurs:

   Minimum of one (1) and maximum of thirty (30)

4. The director(s) is/are:              Administrateur(s):             Resident
                                                                       Canadian
   First name, initials and surname     Residence address, giving      State
   Prenom, initiales et nom de famille  Street & No. or R.R. No.,      Yes or No
                                        municipality and postal        Resident
                                        code                           canadien
                                        Adresse personnelle,           Oui/Non
                                        y compris la rue et le
                                        numero, le numero de la
                                        R.R., le nom de la
                                        municipalite et le code postal
   -----------------------------------------------------------------------------

   See page la annexed hereto





 DYE & DURHAM
FORM 4 (B.C.A.)
    03/96

   CBR 197
                                                                         page la

4. The directors are:

  First name, initials and surname      Residence Address                Resident
                                                                         Canadian

  H. Garfield Emerson, Q.C.             13 Clarendon Avenue              yes
                                        Toronto, Ontario
                                        M4V 1H8

  Thomas I. Hull                        One Chestnut Park Road           yes
                                        Coach House
                                        Toronto, Ontario
                                        M4W 1W4

  Robert W. Korthals                    236 Russell Hill Road            yes
                                        Toronto, Ontario
                                        M4V 2T2

  The Hon. Marjory LeBreton             Box 202                          yes
                                        1117 Henry Street
                                        Manotick, Ontario
                                        K0A 2N0

  Alexander Mikalachki                  34 Longbow Place                 yes
                                        London, Ontario
                                        N6G 1Y3

  Michael E.J. Phelps                   1477 - 30th Street West          yes
                                        Vancouver, B.C.
                                        V7V 4N7

  Edward S. Rogers, O.C.                3 Frybrook Road                  yes
                                        Toronto, Ontario
                                        M4V 1Y7

  Ian H. Stewart, Q.C.                  3230 Beach Drive                 yes
                                        Victoria, B.C.
                                        V8R 6L8

  Robert M. Sutherland, Q.C.            158 Bannatyne Drive              yes
                                        Willowdale, Ontario
                                        M2L 2P7

                                                                              2.
5. (A)   The amalgamation agreement has been duly adopted by the shareholders of each of the amalgamating corporations as required by subsection 176 (4) of the Business Corporations Act on the date set out below. [ ]

(A) Les actionnaires de chaque societe qui fusionne ont dument adopte la convention de fusion conformement au paragraphe 176 (4) de la Loi sur les societes par actions a la date mentionnee ci-dessous.

(SOLID BLACK UP ARROW)
-----------------------
Check          Cocher
A or B         A ou B
-----------------------
(SOLID BLACK DOWN ARROW)

(B) The amalgamation has been approved by the directors of each amalgamating corporation by a resolution as required by section 177 of the Business Corporations Act on the date set out below. [X]

The articles of amalgamation in substance contain the provisions of the articles of incorporation of


(B) Les administrateurs de chaque societe qui fusionne ont approuve la fusion par voie de resolution conformement a l'article 177 de la Loi sur les societes par actions a la date mentionnee ci-dessous.

Les statuts de fusion reprennent essentiellement les dispositions des statuts constitutifs de

      Rogers Cablesystems Limited
-------------------------------------------------------------------------------
      and are more particularly set out in these articles.

      et sont enonces textuellement aux presents statuts.


NAMES OF AMALGAMATING CORPORATIONS        ONTARIO CORPORATION NUMBER       DATE OF ADOPTION/APPROVAL
DENOMINATION SOCIALE DES                  NUMERO DE LA SOCIETE EN          DATE D'ADOPTION OU D'APPROBATION
SOCIETES QUI FUSIONNENT                   ONTARIO
-----------------------------------------------------------------------------------------------------------
Rogers Cablesystems Limited               1107702                          December 20th, 1996

Rogers Video West Ltd.                    1185243                          December 20th, 1996

                                                                              3.
6. Restrictions, if any, on business the corporation may carry on or on powers the corporation may exercise.

    Limites, s'il y a lieu, imposees aux activites commerciales ou aux pouvoirs de la societe.

    None.






7. The classes and any maximum number of shares that the corporation is authorized to issue:

    Categories et nombre maximal, s'il y a lieu, d'actions que la societe est autorisee a emetre:

    The authorized capital of the Corporation shall consist of an unlimited number of First Preferred shares, an unlimited number of Second Preferred shares and an unlimited number of common shares.

                                                                              4.
8. Rights, privileges, restrictions and conditions (if any) attaching to each class of shares and directors authority with respect to any class of shares which is to be issued in series:

    Droits, privileges, restrictions et conditions, s'il y a lieu, rattaches a chaque categorie d'actions et pouvoirs des administrateurs relatifs a chaque categorie d'actions qui peut etre emise en serie:

    See page 4a annexed hereto.

                                                                              4a


FIRST PREFERRED SHARES

The First Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING OF FIRST PREFERRED SHARES. The First Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation but shall not confer any further right to participate in the profits or assets.

(b) REDEMPTION PRIVILEGE. Subject to the provisions of the Business Corporations Act, as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the First Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price"). In case a part only of the then outstanding First Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of First Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such First Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such First Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder, provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the First Preferred shares to be redeemed or deposited with any trust company or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the First Preferred shares shall, in each fiscal year of the Corporation, in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act, as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate equal to the annual rate established by The Toronto-Dominion Bank from time to time as a reference rate of interest to determine the interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime") plus one and one quarter percent (Prime +1-1/4%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business. Dividends on the First Preferred shares shall accrue and be cumulative from the date of issue of the First Preferred shares. If on any dividend payment date the dividend payable on such date is not paid in full on all of the First Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the

                                                                              4b


      payment of same. The holders of First Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the First Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the First Preferred shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the First Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act, as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act, as amended from time to time, or any successor legislation; holders of First Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.


SECOND PREFERRED SHARES

The Second Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) SECOND PREFERRED SHARES - RANKING AND EXCLUDED SECURITIES. The Second Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation except the First Preferred Shares but shall not confer any further right to participate in the profits or assets. The rights, privileges, restrictions and conditions attaching to the Second Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Second Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 30,1995 among the Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties;

      (B) Note Purchase and Guarantee Agreement dated as of June 1, 1990 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, and certain other parties re US $250,000,000 11.09% Senior Subordinated Notes due 2000;

      (C) Indenture dated as of August 1, 1992 among RCAB, RCTV, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Second Priority Notes due 2002;

                                                                              4c


      (D) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

      (E) Note Purchase Agreement dated as of April 30, 1992 among RCAB, RCTV and certain other parties re US $74,000,000 9.28% Series A Senior Secured Notes due 2000 and US $81,000,000 9.60% Series B Senior Secured Notes due 2002;

      (F) Indenture dated as of January 15,1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (G) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank relating to US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (H) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (I) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015; and

      (J) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments relating to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Second Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Second Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Second Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)   REDEMPTION PRIVILEGE.

      (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter

                                                                              4d


            provided, redeem the whole or any part of the Second Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection(b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Second Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemd pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of Second Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Second Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Second Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect

                                                                              4e


            the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the Second Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the Second Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of eleven percent (11%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business. Dividends on the Second Preferred shares shall accrue and be cumulative from the date of issue of the Second Preferred shares. If on any dividend payment date the dividend payable on such date is not paid in full on all of the Second Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of Second Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Second Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Second Preferred shares shall be entitled to receive, subject to section (a) hereof and after the holders of First Preferred shares shall have received an amount equal to the redemption price for each First Preferred share held by them, but before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding Second Preferred share.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Second Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario),as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of Second Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              4f


COMMON SHARES

The holders of the common shares shall be entitled:

(a) to vote at all meetings of shareholders of the Corporation except meetings at which only holders of the First Preferred shares and the Second Preferred shares are entitled to vote;

(b) to receive, subject to the rights of the holders of the First Preferred shares and the Second Preferred shares, dividends as when and at the rate declared in the discretion of the directors; and

(c) to receive, subject to the rights of the holders of the First Preferred shares and the Second Preferred shares, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

                                                                              5.
9. The issue, transfer or ownership of shares is/is not restricted and the restrictions (if any) are as follows:

L'emission, le transfert ou propriete d'actions est/n'est pas restreint. Les restrictions, s'il y a lieu, sont les suivantes:

     The right to transfer shares of the Corporation shall be restricted in that no shareholder shall be entitled to transfer any share or shares of the Corporation without either:

     (a) the express sanction of the holders of more than 50% of the common shares of the Corporation for the time being outstanding expressed by a resolution passed at a meeting of the shareholders of the Corporation or by an instrument or instruments in writing signed by the holders of more than 50% of such shares; or

     (b) the express sanction of the directors of the Corporation expressed by a resolution passed by the votes of a majority of directors of the Corporation at a meeting of the board of directors or by an instrument or instruments in writing signed by a majority of directors.

10. Other provisions, if any are:

Autres dispostions, s'il y a lieu:

     See page 5a attached.

11. The statements required by subsection 178(2) of the Business Corporations Act are attached as Schedule "A".

Les declarations exigees aux termes du paragraphe 178(2) de la Loi sur les societes par actions constituent l'annexe "A".

12. A copy of the amalgamation agreement or directors resolutions (as the case may be) is/are attached as Schedule "B".

Une copie de la convention de fusion ou les resolutions des administrateurs (selon le cas) contitue(nt) l'annexe "B".

                                                                             5a.


10. Other provisions, (if any):

(a) The board of directors may from time to time, without authorization of the shareholders:

      (i)   borrow money upon the credit of the Corporation;

      (ii)  issue, reissue, sell or pledge debt obligations of the Corporation;

      (iii) subject to the Business Corporations Act, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

      (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

      Nothing in this paragraph (a) limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

      The board of directors may from time to time by resolution delegate any or all of the powers referred to above to a director, a committee of directors or an officer.

      For greater certainty, but without in any way limiting the powers conferred on the board of directors hereunder, for the purpose of clause (iv) of this subparagraph (a), "property" shall include and be deemed to include, without limitation, both movable and immovable property.

      The foregoing powers conferred on the directors shall be deemed to include the powers conferred on a company by Division VII of the Special Corporate Powers Act, being Chapter P-16 of the Revised Statutes of Quebec, 1988 and every statutory provision that may be substituted therefor or for any provision therein.

(b) The number of shareholders, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares counted as one shareholder.

                                                                              6.
These articles are signed in duplicate.      Les presents statuts sont signes
                                             en double exemplaire.




Names of the amalgamating corporations and   Denomination sociale des societes
signatures and descriptions of office        qui fusionnent, signature et
of their proper officers                     fonction de leurs dirigeants
                                             regulierement designes.




ROGERS CABLESYSTEMS LIMITED


Per:    /s/ David P. Miller
        ---------------------------------
Title:  David P. Miller - Vice-President,
        General Counsel & Secretary



Per:    /s/ Daphne Evans
        ---------------------------------
Title:  Daphne Evans - Assistant Secretary




ROGERS VIDEO WEST LTD.


Per:    /s/ David P. Miller
        ---------------------------------
Title:  David P. Miller - Vice-President,
        General Counsel & Secretary



Per:    /s/ Daphne Evans
        ---------------------------------
Title:  Daphne Evans - Assistant Secretary

                   Schedule "A" to Articles of Amalgamation of

                           ROGERS CABLESYSTEMS LIMITED
                        STATEMENT OF DIRECTOR OR OFFICER


      The undersigned, DAVID P. MILLER, the Vice-President, General Counsel and Secretary of each of Rogers Cablesystems Limited and Rogers Video West Ltd., the amalgamating corporations referred to in the Articles of Amalgamation to which this schedule is attached as Schedule "A", hereby states that:

1. there are reasonable grounds for believing that each of Rogers Cablesystems Limited and Rogers Video West Ltd. is, and Amalgamated Corporation will be, able to pay its liabilities as they become due and the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes;

2. there are reasonable grounds for believing that no creditor of Rogers Cablesystems Limited or Rogers Video West Ltd. will be prejudiced by the amalgamation;

3. no creditor of Rogers Cablesystems Limited or Rogers Video West Ltd. has notified the Corporation that it objects to amalgamation and therefore clause 178(2)(c) of the Business Corporations Act (Ontario)(the "Act") is not applicable; and

4. with respect to clause 178(2)(d) of the Act this clause is not applicable in light of the statement made in reference to clause 178(2)(c) of the Act.

         DATED the    20th     day of December, 1996.


                                        /s/ David P. Miller
                                      --------------------------------
                                      DAVID P. MILLER

                  Schedule "B-1" to Articles of Amalgamation of

                           ROGERS CABLESYSTEMS LIMITED

                                CERTIFIED COPY OF
                    RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                           ROGERS CABLESYSTEMS LIMITED

"Amalgamation with Rogers Video West Ltd.

      WHEREAS the Corporation is the sole shareholder of Rogers Video West Ltd. ("Video");

      NOW THEREFORE BE IT IS RESOLVED THAT:

1. the amalgamation of the Corporation with Video pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the "Act") is hereby approved;

2.    effective upon issuance of a Certificate of Amalgamation pursuant to section 178 of the Act, and without affecting the validity of the incorporation and existence of the Corporation under its articles of incorporation and of any act done thereunder, all shares in the authorized capital of Video, including all shares which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the by-laws of the amalgamated corporation shall be the same as the by-laws of the Corporation;

4. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of the Corporation;

5.    the name of the amalgamated corporation shall be Rogers Cablesystems
      Limited;

6. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

7. any one director or officer of the Corporation be and he or she is hereby authorized and directed to do and perform all such acts and things and to execute and deliver under the corporate seal of the Corporation or otherwise, all such instruments and documents which he or she in his or her discretion shall deem necessary, advisable or desirable to give effect to these resolutions."

                                    ********

CERTIFIED to be a true copy of a resolution of the board of directors of the Corporation passed by the signatures of all the directors of the Corporation who would be entitled to vote on the resolution at a meeting of the directors, pursuant to the Business Corporations Act (Ontario), on the 20th day of December, 1996, which resolution is in full force and effect unamended as at the date hereof.

DATED the 24th day of December, 1996.


/s/ Monica Simmie
---------------------------------------------------
ASSISTANT-SECRETARY - MONICA SIMMIE

                 Schedule "B-2" to Articles of Amalgamation of

                          ROGERS CABLESYSTEMS LIMITED

                               CERTIFIED COPY OF
                    RESOLUTION OF THE BOARD OF DIRECTORS OF
                             ROGERS VIDEO WEST LTD.

"Amalgamation with Rogers Cablesystems Limited

     WHEREAS the Corporation is a wholly-owned subsidiary of Rogers Cablesystems Limited ("RCAB");

     NOW THEREFORE BE IT IS RESOLVED THAT:

1. the amalgamation of the Corporation with RCAB, pursuant to subsection 177(1) of the Business Corporations Act (Ontario)(the "Act") is hereby approved;

2.   effective upon issuance of a Certificate of Amalgamation pursuant to section 178 of the Act, the capital of the Corporation, including all such shares of which have been issued and are outstanding at the date hereof, shall be cancelled without any repayment of capital in respect thereof;

3. the by-laws of the amalgamated corporation shall be the same as the by-laws of RCAB;

4. the articles of amalgamation of the amalgamated corporation shall be the same as the articles of RCAB;

5.   the name of the amalgamated corporation shall be Rogers Cablesystems
     Limited;

6. no securities shall be issued and no assets shall be distributed by the amalgamated corporation in connection with the amalgamation; and

7. any one director or officer of the Corporation be and he or she is hereby authorized and directed to do and perform all such acts and things and to execute and deliver under the corporate seal of the Corporation or otherwise, all such instruments and documents which he or she in his or her discretion shall deem necessary, advisable or desirable to give effect to these resolutions."

                                  ************

CERTIFIED to be a true copy of a resolution of the board of directors of the Corporation passed by the signatures of all the directors of the Corporation who would be entitled to vote on the resolution at a meeting of the directors, pursuant to the Business Corporations Act (Ontario), on the 20th day of December, 1996, which resolution is in full force and effect unamended as at the date hereof.

DATED the 24th day of December, 1996.

/s/ Monica Simmie
-----------------------------------
ASSISTANT-SECRETARY - MONICA SIMMIE

     FOR MINISTRY USE ONLY                      ONTARIO CORPORATION NUMBER
A L'USAGE  EXCLUSIF DU MINISTERE             NUMERO DE LA SOCIETE EN ONTARIO  1.



                                                            1215983
                                             --------------------------------

[LOGO] MINISTRY OF                      MINISTERE DE
       CONSUMER AND                     LA CONSOMMATION
       COMMERCIAL RELATIONS             ET DU COMMERCE
   CERTIFICATE                          CERTIFICAT
THIS IS TO CERTIFY THAT THESE           CECI CERTIFIE QUE LES PRESENTS
ARTICLES ARE EFFECTIVE ON               STATUTS ENTRENT EN VIGUEUR LE
   SEPTEMBER 15                             SEPTEMBRE, 1997


----------------------------------------------------------------------
                           /s/ [Illegible]
                          Director/Directeur
     Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
Form 3 Business Corporations Act
Formula 3 Loi sur les societes par actions

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

 1. The name of the corporation is:
    Denomination sociale de la societe:

    ROGERS CABLESYSTEMS LIMITED
    ---------------------------------------------------------
 2. The name of the corporation is changed to (if applicable):
    Nouvelle denomination sociale de la societe (s'il y a lieu):

    ---------------------------------------------------------
 3. Date of incorporation/amalgamation:
    Date de la constitution ou de la fusion:

                        1997, JANUARY 01
    ---------------------------------------------------------
                        (Year, Month, Day)
                       (annee, mois, jour)

 4. The articles of the corporation are amended as follows:
    Les statuts de la societe sont modifies de la facon suivante

            RESOLVED as a special resolution that:

            1. the Articles of the Corporation be amended to increase the authorized capital of the Corporation by creating an unlimited number of a new class of shares to be designated as Third Preferred shares, which shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule "A" annexed hereto;

            2. the Articles of the Corporation be amended by deleting the rights, privileges, restrictions and conditions attaching to the common shares in their entirety and substituting therefor the rights, privileges, restrictions and conditions set out in the annexed Schedule "A";

            3. by declaring that, after the issuance of a Certificate of
               Amendment giving effect to the foregoing, the Corporation will be authorized to issue an unlimited number of First Preferred shares, an unlimited number of Second Preferred shares, an unlimited number of Third Preferred Shares and unlimited number of common shares; and

            4. any one director or officer of the Corporation is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all such documents and to do all such acts or things as may be necessary or advisable to give effect to the foregoing, including, without limitation, the delivery and filing of Articles of Amendment.

                                                                              1A

                                  SCHEDULE "A"

THIRD PREFERRED SHARES

The Third Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Third Preferred shares shall rank, with respect to both dividends and return of capital in the event of the liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Second Preferred shares and in priority to all other shares of the Corporation, including without limitation, the common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Third Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Third Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties;

      (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

      (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

      (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (G) Note Purchase and Guarantee Agreement dated as of June 1, 1990 among RCAB, RCTV and various purchasers re US $250,000,000 11.09% Senior Subordinated Notes due 2000;

      (H) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

      (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments relating to "Excluded Securities",

                                                                              1B


      (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

      For greater certainty, no distribution of money or property shall be made on, or in connection with, the Third Referred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Third Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Third Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(B)   REDEMPTION PRIVILEGE.

      (i). REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Third Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the

                                                                              1c

            Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause
            (1) of this subsection (b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Third Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Third Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Third Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Third Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Third Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the Third Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and Second Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of nine and five-eighth percent (9.625%) per annum of the Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Third Preferred shares shall accrue and be cumulative from the date of issue of the Third Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Third Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of Third Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.

                                                                              1d

      The Corporation shall not redeem or purchase for cancellation any Third Preferred shares then outstanding unless all dividends accrued on the Third Preferred shares up to the date of redemption or purchase have been declared and paid.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Third Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Third Preferred shares shall be entitled to receive, subject to section (a) hereof and after the holders of First Preferred shares and Second Preferred shares shall have received an amount equal to the redemption price for each First Preferred share and Second Preferred share held by them, but before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding Third Preferred share, together with an amount equal to all unpaid cumulative dividends which shall have accrued thereon, whether or not declared, and which, for such purpose, shall be treated as accruing up to the date of such distribution.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Third Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of Third Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

COMMON SHARES

The common shares shall have attached thereto, as a class, the following rights, privileges, resections and conditions:

(a) COMMON SHARES. Subject to the prior rights of any other shares ranking senior to the common shares, the holders of the common shares are entitled to vote at all meetings of shareholders, to receive dividends and to receive the remaining property of the Corporation upon dissolution.

                                                                              2.
5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformement aux articles 168 at 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

                               1997 SEPTEMBER 15
-------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Las presents statuts sont signes en double exemplaire.


                                                 ROGERS CABLESYSTEMS LIMITED
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)

                                                  By: M L Daly
                                                      -------------------------
                                                      Vice-President, Treasurer

                                 By:/Par: Alan Horn
                                          -------------------------------------
                                          (Signature)  (Description of Office)
                                          (Signature)         (Fonction)
                                          Acting Vice-President,
                                          Finance and CFO

                                                                              1.
                                                    ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                             1215983


FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of            Ministere de
       Consumer and           la Consommation
       Commercial Relations   et du Commerce
CERTIFICATE                   CERTIFICAT
This is to certify that       Ceci certifie que les
these articles are effective  presents statuts entrent
on                            en vigueur le


DECEMBER 31                   DECEMBRE, 1997
---------------------------------------------------------
                  /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

   FORM 3      1. THE PRESENT NAME OF THE CORPORATION IS:
  BUSINESS        DENOMINATION SOCIALE ACTUELLE DE LA SOCIETE:
CORPORATIONS
    ACT           ROGERS CABLESYSTEMS LIMITED
                  --------------------------------------------------------------

 FORMULE 3
    LOI
  SUR LES
SOCIETES PAR   2. THE NAME OF THE CORPORATION IS CHANGED TO (IF APPLICABLE):
  ACTIONS         NOUVELLE DENOMINATION SOCIALE DE LA SOCIETE (S'IL Y AL LIEU):


                  --------------------------------------------------------------


               3. DATE OF INCORPORATION/AMALGAMATION:
                  DATE DE LA CONSTITUTION OU DE LA FUSION:

                                         1997 JANUARY 01
                  --------------------------------------------------------------
                                       (YEAR, MONTH, DAY)
                                       (ANNEE, MOIS, JOUR)


               4. THE ARTICLES OF THE CORPORATION ARE AMENDED AS FOLLOWS:
                  LES STATUTS DE LA SOCIETE SONT MODIFIES DE LA FACON SUIVANTE:


                  (a) to increase the authorized capital of the Corporation by creating an unlimited number of Class A Common shares and 100,000,000 Class B Preferred shares;

                  (b) to reclassify the 1,000,000 issued and outstanding common shares of the Corporation by changing each such issued and outstanding common share into 100 Class A Common shares and 100 Class B Preferred shares;

                  (c) to reduce the authorized capital of the Corporation by deleting and canceling the authorized and unissued common shares of the Corporation and by deleting the rights, privileges, restrictions and conditions attached thereto;

                  (d) by providing that the Class A Common shares and the Class
                      B Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Schedule "A" annexed hereto;

                                                                              1a

(e) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of First Preferred shares, an unlimited number of Second Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Class A Common shares and 100,000,000 Class B Preferred shares; and

(f) by providing that $115,738,238 shall be deducted from the stated capital account maintained by the Corporation for its common shares and that $115,738,238 in the aggregate shall be added to the stated capital accounts to be maintained by the Corporation for the Class A Common shares and the Class B Preferred shares, with such amount to be allocated to the stated capital accounts for the Class A Common shares and the Class B Preferred shares, so that the ratio of stated capital to fair market value for the 100,000,000 Class A Common shares resulting from the change of the 1,000,000 issued and outstanding common shares into 100,000,000 Class A Common shares and 100,000,000 Class B Preferred shares will be the same as the ratio of stated capital to fair market value for the 100,000,000 Class B Preferred shares resulting from the change of the 1,000,000 issued and outstanding common shares into 100,000,000 Class A Common shares and 100,000,000 Class B Preferred shares, and with the actual amounts so allocated to the stated capital accounts for the Class A Common shares and the Class B Preferred shares to be set out in a certificate of an officer of the Corporation filed in the minute book of the Corporation.

                                                                              1b


                                  SCHEDULE "A"

                           ROGERS CABLESYSTEMS LIMITED

CLASS A COMMON SHARES

The holders of the Class A Common shares shall be entitled:

(a) to two (2) votes in respect of each Class A Common share at all meetings of shareholders of the Corporation, except meetings at which only holders of a specified class of shares are entitled to vote;

(b) to receive, subject to the rights of the holders of the other classes of shares of the Corporation, dividends in the form of fully paid shares of the Corporation or money as, when, and at the rate declared in the discretion of the directors; and

(c) to receive, subject to the rights of the holders of the other classes of shares of the Corporation, the remaining property of the Corporation on the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

CLASS B PREFERRED SHARES

The Class B Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a)   RANKING

The Class B Preferred shares shall rank, with respect to both dividends and in the event of the dissolution, liquidation or winding-up of the Corporation, whether voluntary or involuntary, or any distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs, junior to the First Preferred shares, the Second Preferred shares and the Third Preferred shares and in priority to the Class A Common shares of the Corporation, but shall not confer any further right to participate in the profits or assets of the Corporation.

(b)   EXCLUDED SECURITIES

The rights, privileges, restrictions and conditions attaching to the Class B Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Class B Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties;

      (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re
            US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

      (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

                                                                              1c

      (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (G) Note Purchase and Guarantee Agreement dated as of June 1, 1990 among RCAB, RCTV and various purchasers re US $250,000,000 11.09% Senior Subordinated Notes due 2000;

      (H) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

      (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments relating to "Excluded Securities",

(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the redemption of Class B Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, redemption or other distribution amount made in respect of any of the Class B Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purpose of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(c)   REDEMPTION PRIVILEGE

      (i)   REDEMPTION PRICE

      The Redemption Price in respect of each Class B Preferred share shall be equal to

            (A) the portion of the fair market value of all of the issued shares of the Corporation immediately before the Certificate of the Director under the Business Corporations Act (Ontario) in respect of these Articles of

                                                                              1d

                  Amendment pursuant to which the Class B Preferred shares are issued becomes effective (and such Certificate of the Director shall, for the purposes hereof, be deemed to become effective at 1:00 p.m. on the date on which such Certificate becomes effective, or such other time on such date as is determined by the Vice-President, Treasurer of the Corporation, as evidenced by a certificate to that effect filed in the minute book of the Corporation) that the fair market value, at that time, of all the shares of Rogers Telecom Inc. is of the fair market value, at that time, of all of the net assets of the Corporation, divided by,

            (B)   100,000,000.

      (ii)  RIGHT TO REDEEM

      Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation (the "Act"), the Corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the Class B Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

      (iii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE

      The aggregate Redemption Price of all Class B Preferred shares held by a holder which are redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed, which, save as hereinafter provided, is payable on demand, and which provides for interest after the date the promissory note is made on the unpaid principal balance at a rate equal to the rate of interest expressed as an annual rate quoted by The Toronto-Dominion Bank at its head office in Toronto, Ontario, from time to time as being its reference rate of interest (commonly known as its "prime rate") used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (Prime + 2%) per annum, calculated and, save as hereinafter provided, payable monthly, in arrears on the last date of each month. The promissory note shall provide that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly. The Corporation shall have the right to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment. The promissory note shall provide that it is issued in satisfaction of, and is for a principal amount equal to, the aggregate Redemption Price of all Class B Preferred shares held by the holder which were redeemed.

      (iv)  LIMITATIONS ON PROMISSORY NOTE

      Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities. The obligations of the Corporation under such promissory note may, however, be fully and finally satisfied by the set-off thereof against the obligations of Rogers Telecom Holdings Inc. pursuant to a demand promissory note made by Rogers Telecom Holdings Inc. in favour of the Corporation on the same date for a principal amount equal to the aggregate redemption price of the 100,000,000 First Preferred shares in the capital of Rogers

                                                                              1e

      Telecom Holdings Inc., as specified in the articles of incorporation of Rogers Telecom Holdings Inc., issued in satisfaction of the purchase price of all of the issued and outstanding shares of Rogers Telecom Inc.

      (v)   PARTIAL REDEMPTION

      In case a part only of then outstanding Class B Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (vi)  NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS

      The Corporation shall, on or before the date specified for redemption, deliver to each person who at the date of sending is a registered holder of Class B Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Class B Preferred shares. Notice may be delivered to each such shareholder at its address as it appears on the records of the Corporation or its transfer agent, provided, however, that accidental failure to deliver any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out whether the Corporation elects to satisfy the Redemption Price by the issuance of a promissory note as provided above and the date of redemption. If notice of any such redemption be delivered by the Corporation and an amount sufficient to redeem the shares has been paid to the holder of the Class B Preferred shares to be redeemed or satisfied by a promissory note, as provided in the notice of redemption, or such amount or promissory note in satisfaction thereof has been deposited with any trust company or chartered bank in Canada, as specified in the notice, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(d)   RETRACTION PRIVILEGE

      (i)   TENDER AND REQUEST

            The holders of Class B Preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time all or any part of the Class B Preferred shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation at its head office a share certificate representing the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying;

            (A) that the registered holder desires to have the Class B Preferred shares represented by such certificate redeemed by the Corporation; and

            (B) the business day (in this paragraph referred to as the "redemption date") on which the holder desires to have the Corporation redeem such Class B Preferred shares. Requests in writing shall specify a redemption date which shall be not less than four (4) days after the date on which the request in writing is given to the Corporation, unless the Corporation consents in writing to an earlier redemption date. The holders of any Class B Preferred shares may, with the consent of the Corporation, revoke such request prior to the redemption date. Subject to receipt of a share certificate representing

                                                                              1f

                  the Class B Preferred shares which the registered holder desires to have the Corporation redeem together with such a request, and subject to the provisions of the Act, the Corporation shall on the redemption date, redeem such Class B Preferred shares by paying to such registered holder an amount equal to the Redemption Rice.

      (ii)  PAYMENT BY PROMISSORY NOTE

            The aggregate Redemption Price of all Class B Preferred shares held by a holder which are to be redeemed may, at the option of the Corporation, be satisfied by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the aggregate Redemption Price of all Class B Preferred shares held by the holder which are redeemed on the terns provided in subparagraphs
            (c)(iii) and (c)(iv) above.

      (iii) RIGHTS OF HOLDERS

            From and after the redemption date, the Class B Preferred shares to be redeemed on such date shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of holders of Class B Preferred shares in respect thereof unless the Redemption Price is not paid or satisfied by a promissory note as above provided on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(e)   DISCRETIONARY NON-CUMULATIVE DIVIDENDS

The holders of the Class B Preferred shares shall, in each fiscal year of the Corporation, as and when declared in the discretion of the directors, and subject to the payment of dividends on the First, Second and Third Preferred shares but always in preference and priority to any payment of dividends on the Class A Common shares for such year, be entitled to receive, subject to the provisions of the Act, non-cumulative dividends at a rate as declared by the directors from time to time. The holders of Class B Preferred shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at the rate declared by the directors. The Corporation shall not exercise its right to redeem any Class B Preferred shares then outstanding unless all declared but unpaid dividends on the Class B Preferred shares up to the date of redemption have been paid.

(f)   PURCHASE BY THE CORPORATION

Subject to the Act, the Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Class B Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof.

(g)   SHARES PURCHASED OR REDEEMED TO BE CANCELLED

Class B Preferred shares which are purchased, redeemed, or otherwise acquired by the Corporation shall be cancelled, and shall not be restored to the status of authorized but unissued shares.

                                                                              1g

(h)   LIQUIDATION, DISSOLUTION OR WINDING UP

In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class B Preferred shares shall be entitled to receive, after the holders of the First, Second and Third Referred shares shall have received such amounts as they are entitled to receive in such event for each share held by them, but before any distribution of any part of the assets of the Corporation among the holders of the Class A Common shares or any shares of any other class ranking junior to the Class B Preferred shares with respect to the return of capital, an amount equal to the Redemption Price for each issued and outstanding Class B Preferred share, together with an amount equal to all declared but unpaid dividends thereon.

(i)   VOTING RIGHTS

The holders of Class B Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Act, for any other purpose; holders of Class B Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

5.  The amendment has been duly authorized      La modification a ete dument
    as required by Sections 168 & 170 (as       autorisee conformement aux
    applicable) of the Business Corporations    articles 168 et 170 (selon le
    Act.                                        cas) de la Loi sur les societes
                                                par actions.


6.  The resolution authorizing the amendment    Les actionnaires ou les
    was approved by the shareholders/           administrateurs (selon le cas)
    directors (as applicable) of the            de la societe ont approuve la
    corporation on                              resolution autorisant la
                                                modification le


                                1997 December 24
         ------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)


These articles are signed in duplicate.         Les presents statuts sont signee
                                                en double exemplaire.



                                             ROGERS CABLESYSTEMS LIMITED
                                        ----------------------------------------
                                                (Name of Corporation)
                                          (Denomination sociale de societe)



                              By:  /s/  David P. Miller
                                   ---------------------------------------------
                                   David P. Miller - Vice President, General
                                                       Counsel & Secretary

                              By/Par: /s/ Monica Simmie
                                      ------------------------------------------
                                      (Signature)       (Description of Office)
                                      Monica Simmie - Assistant Secretary

                                                                              1.
                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Caci certifie que les presents
articles are effective on      statuts entrent en vigueur le
MAY 29                         MAI,   1998
-------------------------------------------------------------
                     /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLESYSTEMS LIMITED
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):


   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon sulvante:

   The Articles of the Corporation are amended by deleting the rights, privileges, restrictions and conditions attaching to the First Preferred shares in their entirety and substituting therefor the rights, privileges, restrictions and conditions set out in the annexed Schedule "A".

                                                                             1a.
                                  SCHEDULE "A"

FIRST PREFERRED SHARES

(a) FIRST PREFERRED SHARES - RANKING. The First Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation but shall not confer any further right to participate in the profits or assets.

(b) REDEMPTION PRIVILEGE.

      (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the First Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding First Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

                                                                             1b.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of First Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such First Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such First Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the First Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the First Preferred shares shall, in each fiscal year of the Corporation, in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate equal to the annual rate established by the Toronto-Dominion Bank from time to time as a reference rate of interest to determine the interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime") plus one and one quarter percent (Prime + 1 1/4%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business. Dividends on the First Preferred shares shall accrue and be cumulative from the date of issue of the First Preferred shares. If on any dividend payment date the dividend payable on such date is not paid in full on all of the First Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of First Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.


(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the First Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the First Preferred shares shall be entitled to receive, before any distribution of

                                                                             1c.

      any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding First Preferred share.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the First Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of First Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              2.








5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

    La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

    Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le

                                   1998/05/28
       ------------------------------------------------------------------
                               (Year, Month, Day)
                               (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                                              ROGERS CABLESYSTEMS LIMITED
                                       ----------------------------------------
                                                (Name of Corporation
                                          (Denomination sociale de la societe)


                                                    David P. Miller, Vice-Pres.,
               By/Par: /s/ David P. Miller          Gen. Counsel & Secretary
                      ----------------------------------------------------------
                          (Signature)                  (Description of Office)
                          (Signature)                        (Fonction)

               By/Par: /s/ Alan D. Horn             Alan D. Horn, Vice-President
                      ----------------------------------------------------------

                                                                              1.

                                                    Ontario Corporation Number
                                                 Numero de la societe en Ontario
                                                           1215983
                                                 -------------------------------


For ministry Use Only A l'usage exclusif du ministere

[Ontario Logo]
Ministry of Consumer and Commercial Relations
CERTIFICATE
This is to certify that these articles are effective on

Ministere de la Consommation et du Commerce
CERTIFICAT
Ceci certifie que les presents statuts entrent en vigueur le

AUGUST 28   AOUT, 1998
----------------------
 /s/ [illegible]
Director/Directeur
Business Corporations Act/Loi sur les societes par actions


                                                    ARTICLES OF AMENDMENT
                                                   STATUTS DE MODIFICATION
Form 3          1. The present name of the corporation is:               Denomination sociale actuelle de la societe:
Business           ROGERS CABLESYSTEMS LIMITED
Corporations
Act


Formule 3       2. The name of the corporation is changed to             Nouvelle denomination sociale de la societe
Loi                (if applicable):                                       (s'il y a lieu):
sur les
societes par
actions


                3. Date of incorporation/amalgamation:                   Date de la constitution ou de la fusion:

                                            1997/01/01
                                        (Year, Month, Day)
                                       (annee, mois, jour)

                4. The articles of the corporation are amended           Les statuts de la societe sont modifies
                   as follows:                                           de la facon suivante:



The Articles of the Corporation are amended by deleting the rights, privileges, restrictions and conditions attaching to the First Preferred shares in their entirety and substituting therefor the rights, privileges, restrictions and conditions set out in the annexed Schedule "A".

                                                                             1a.

                                 SCHEDULE "A"

FIRST PREFERRED SHARES

The Articles of Amalgamation certified on January 1, 1997, as previously amended be further amended by replacing the share provisions for the First Preferred shares with the following:

(a) FIRST PREFERRED SHARES - RANKING. The First Preferred shares shall rank, with respect to both dividends and return of capital, in priority to all other shares of the Corporation but shall not confer any further right to participate in the profits or assets.

(b)   REDEMPTION PRIVILEGE.

      (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the First Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000.00) (the "Redemption Amount"), together with an amount equal to all unpaid cumulative dividends, whether or not declared, which shall have accrued thereon and which, for such purpose shall be treated as accruing up to the date of such redemption (the Redemption Amount plus such accrued and unpaid dividends are hereinafter called the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the bolder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding First Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected by lot in such manner as the directors in their discretion shall decide or, if the

                                                                             1b.

            directors so determine, may be redeemed pro rata, disregarding fractions, and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least ten (10) days before the date specified for redemption, send to each person who at the date of sending is a registered holder of First Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such First Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such First Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid to the holder of the First Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor.

(c) CUMULATIVE DIVIDENDS. The holders of the First Preferred shares shall, in each fiscal year of the Corporation, in preference and priority to any payment of dividends on any other shares of the Corporation for such year, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate equal to the annual rate established by the Toronto-Dominion Bank from time to time as a reference rate of interest to determine the interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime") plus one and one quarter percent (Prime + 1 1/4%) per annum of the Redemption Amount for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine, dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the First Preferred shares shall accrue and be cumulative from the date of issue of the First Preferred shares. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the First Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the first date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of First Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for.


(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the First Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not

                                                                             1c.

      at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the First Preferred shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any other shares, an amount equal to the Redemption Price for each issued and outstanding First Preferred share.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the First Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of First Preferred shares shall, however, be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business.

                                                                              2.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

   La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

   Les actionnaires ou les administrateurs (selon le cas) de la societe ont approuve la resolution autorisant la modification le


                                   1998/08/27
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                                                ROGERS CABLESYSTEMS LIMITED
                                          --------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)


                                                         Vice-President, General
                                                          Counsel and Secretary

                               By/Par: /s/ David P. Miller
                                      ------------------------------------------
                                         (Signature)     (Description of Office)
                                         (Signature)            (Fonction)
                                        David P. Miller

                                                                              1.


                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Ceci certifie que les presents
articles are effective on      statuts entrent en vigueur le
AUGUST 12                      AOUT,   1999
-------------------------------------------------------------
                     /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICIATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLESYSTEMS LIMITED
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):


   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

   (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Class B Common shares;

   (b) to amend the rights, privileges, restrictions and conditions attaching to the Class A Common shares and providing that the Class A Common shares and the Class B Common shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto;

   (c) to change and reclassify the 4,717 issued and outstanding Second Preferred shares of the Corporation by changing each issued and outstanding Second Preferred share into one Class B Common share of the Corporation;

                                                                              lb

necessary to constitute the Class B Common shares "Excluded Securities" for the purposes of the:

(A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties;

(B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

(C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

(D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

(E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

(F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

(G) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

(H) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",


(collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").


For greater certainty, no distribution of money or property shall be made on, or in connection with, the Class B Common shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Class B Common shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Class B Common shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing-Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable lc


by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(d) to declare that after giving effect to the foregoing, the amount of the stated capital account of the Class B Common shares shall be equal to the amount of the stated capital account of the Second Preferred shares immediately prior to giving effect to the foregoing and the amount of the stated capital account of the Second Preferred shares of the Corporation shall be $0.00;

(e) to reduce the authorized capital of the Corporation by deleting and cancelling the authorized and unissued Second Preferred shares of the Corporation and by deleting the rights, privileges, restrictions, and conditions attaching thereto;

(f) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Class A Common shares, an unlimited number of Class B Common shares and 100,000,000 Class B Preferred shares.





5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le

                                   1999/08/12
-------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.

                                                 ROGERS CABLESYSTEMS LIMITED
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)

                                  By/Par: /s/ M. Lorraine Daly
                                          --------------------------------------
                                          (Signature)    (Description of Office)
                                          (Signature)          (Fonction)
                                    M. Lorraine Daly - Vice-President, Treasurer

                                                                              1.

                                                   Ontario Corporation Number
                                                 Numero de la Societe en Ontario

                                                            1215983
FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
CERTIFICATE                    CERTIFICAT
This is to certify that these  Caci certifie que les presents
articles are effective on      status entrant en vigueur le
DECEMBER 31                        DECEMBRE 1999
-------------------------------------------------------------
                     /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLESYSTEMS LIMITED
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon sulvante:

   To change the name of the Corporation to ROGERS CABLE INC.

                                                                              2.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformement aux article 168 at 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le

                                   1999/12/15
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                                                 ROGERS CABLESYSTEMS LIMITED
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)

                       By/Par:  /s/ David P. Miller
                                ------------------------------------------------
                                          (Signature)  (Description of Office)
                                          (Signature)         (Fonction)
                                Name: DAVID P. MILLER
                                Title: VICE-PRES., GENERAL COUNSEL AND SECRETARY

                       By/Par:  /s/ Daphne Evans
                                ------------------------------------------------
                                Name: DAPHNE EVANS
                                Title: ASST. SECRETARY

                                                                              1.

                                                   Ontario Corporation Number
                                                 Numero de la societe en Ontario

                                                            1215983
FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
CERTIFICATE                    CERTIFICAT
This is to certify that these  Caci certifie que les presents
articles are effective on      statuts entrent en vigueur le
MARCH 03                       MARS,  2000
-------------------------------------------------------------
                     /s/ [Illegible]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICIATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):


   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

   (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Fourth Preferred shares;

   (b) by providing that the Fourth Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto; and

   (c) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares and an unlimited number of Fourth Preferred shares.

                                                                             la.



                                   EXHIBIT "A"

FOURTH PREFERRED SHARES

The Fourth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Fourth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Third Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fourth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fourth Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties, as amended,

      (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

      (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

      (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (G) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

      (H) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

                                                                             1b.

       (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

       For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fourth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fourth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)  REDEMPTION PRIVILEGE.

     (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fourth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

    (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by the Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion or the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the
                                                                             lc.
                                      -3-

       Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

(iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fourth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

(iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fourth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fourth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fourth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fourth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fourth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fourth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(c) RETRACTION PRIVILEGE. The holders of Fourth Preferred shares shall be entitled to require the Corporation to redeem at any time and from time to time all or any of the Fourth Preferred shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation at its head office a share certificate representing the Fourth Preferred shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying: (i) that the registered holder desires to have the Fourth Preferred shares represented by such certificate redeemed by the Corporation and (ii) the business day (in this paragraph referred to as the "redemption date") on which the holder desires to have the Corporation redeem such Fourth Preferred shares. Requests in writing shall specify a redemption date which shall be not less than ten
     (10) days after the day on which the request in writing is given to the Corporation, unless the Corporation consents in writing to an earlier redemption date. The holders of any Fourth Preferred shares may, with the consent of the Corporation, revoke such request prior to the redemption date. Upon receipt of a share certificate representing the Fourth Preferred shares which the registered holder desires to have the Corporation redeem together with

                                                                1d.

     such a request, the Corporation shall on the redemption date, to the extent permitted by applicable law, redeem such Fourth Preferred shares by paying to such registered holder an amount equal to the Redemption Price, as hereinbefore defined. The Redemption Price may, at the option of the Corporation be paid and satisfied in whole or in part in the manner described in subsection (b) (ii) above. If an amount sufficient to redeem the Fourth Preferred shares to be redeemed has been paid to the holders of such shares (whether in cash or by promissory note, as above provided) or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fourth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fourth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(d) NON-CUMULATIVE DIVIDENDS. The holders of the Fourth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and the Third Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and sixty-five one hundredths percent (9.65%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fourth Preferred shares for such fiscal year then the rights of the holders of the Fourth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fourth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fourth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fourth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (h) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Fourth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fourth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

                                                                             1e.

(e) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fourth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

(f) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fourth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First preferred shares and Third Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fourth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

(g) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fourth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fourth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(h) PRICE ADJUSTMENT. If at any time when any Fourth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fourth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fourth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fourth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fourth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

                                                                              2.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.
   La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.



6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the coporation on La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le

                                   2000/03/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)


These articles are signed in duplicate.
Les presents statuts sont signes en double exemplaire.


                                                    ROGERS CABLE INC.
                                        ----------------------------------------
                                                 (Name of Corporation)
                                          (Denomination sociale de la societe)

                                                       M. LORRAINE DALY
                       By/Par: /s/ M. Lorraine Daly    VICE PRESIDENT, TREASURER
                              --------------------------------------------------
                                     (Signature)        (Description of Office)
                                     (Signature)              (Fonction)

                             By/Par: /s/ Alan D. Horn       VICE PRESIDENT
                                    --------------------------------------------
                                     Alan D. Horn

                                                                              1.

                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Ceci certifie que les presents
articles are effective on      statuts entrent en vigueur le
   MARCH 15                       MARS,   2000
-------------------------------------------------------------
                     /s/ [ILLEGIBLE]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):


   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

  (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Fifth Preferred shares;

  (b) by providing that the Fifth Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto; and

  (c) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares and 100,000,000 Class B Preferred shares.

                                                                             1a.


                                   EXHIBIT "A"


 FIFTH PREFERRED SHARES


The Fifth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Fifth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fifth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fifth Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties, as amended;

      (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

      (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

      (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (G) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

      (H) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

                                                                             1b.

            (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

            For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fifth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fifth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)   REDEMPTION PRIVILEGE.

      (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fifth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the

                                                                             1c.

            Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause
            (1) of this subsection (b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fifth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fifth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fifth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fifth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fifth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fifth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fifth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(c) NON-CUMULATIVE DIVIDENDS. The holders of the Fifth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares and the Fourth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seven tenths percent (9.70%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fifth Preferred shares for such fiscal year then the rights of the holders of the Fifth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Fifth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided

                                                                             1d.

      for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fifth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fifth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fifth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Fifth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fifth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fifth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fifth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares and Fourth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fifth Preferred share plus an amount equal to all dividends declared thereon and unpaid.


(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fifth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fifth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(g) PRICE ADJUSTMENT. If at any time when any Fifth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fifth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fifth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Fifth Preferred shares (the "Acquired Property") is greater or less than the

                                                                             1e.

      aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fifth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fifth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

                                                                              2.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

   La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.


6. The resolution authorizing the amendment was approved by the shareholders/ directors (as applicable) of the corporation on

   La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le



                                   2000/03/14
     -------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)



These articles are signed in duplicate.
Les presents status sont signes en double exemplaire.


                                                      ROGERS CABLE INC.
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociele de la societe)




                                   By/Par: /s/ M. LORRAINE DALY
                                          --------------------------------------
                                          Name: M. LORRAINE DALY
                                          Title: Vice President, Treasurer


                                   By/Par: /s/ DAVID MILLER
                                          --------------------------------------
                                          Name: DAVID MILLER
                                          Title: Vice President, General Counsel
                                                 and Secretary

                                                                              1.

                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Ceci certifie que les presents
articles are effective on      statuts entrent en vigueur le
MARCH 24                         MARS,   2000
-------------------------------------------------------------
                     /s/ illegible
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):


   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

   (a) the articles of the Corporation be amended to replace in their entirety the rights, privileges, restrictions and conditions attaching to the Fourth Preferred shares with those rights, privileges, restrictions and conditions as set out in Exhibit "A" attached hereto; and

   (b) by declaring that after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares and 100,000,000 Class B Preferred Shares.

                                                                             1a.
                                  EXHIBIT "A"

FOURTH PREFERRED SHARES

The Fourth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Fourth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares and the Third Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Fourth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Fourth Preferred shares "Excluded Securities" for the purposes of the:

      (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties, as amended,

      (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

      (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

      (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

      (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

      (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re. US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

      (G) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

      (H) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

                                                                             1b.

            (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

            For greater certainty, no distribution of money or property shall be made on, or in connection with, the Fourth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Fourth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Fourth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)   REDEMPTION PRIVILEGE.

      (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Fourth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

      (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the

                                                                             1c.
                                      -3-

            Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause
            (1) of this subsection (b)(ii).

      (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Fourth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Fourth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Fourth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Fourth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Fourth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Fourth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Fourth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(c) NON-CUMULATIVE DIVIDENDS. The holders of the Fourth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares and the Third Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and sixty-five one hundredths percent (9.65%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Fourth Preferred shares for such fiscal year then the rights of the holders of the Fourth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered

                                                                             1d.
                                      -4-

      holders of Fourth Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Fourth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Fourth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Fourth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Fourth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Fourth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Fourth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Fourth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares and Third Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Fourth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Fourth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Fourth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(g) PRICE ADJUSTMENT. If at any time when any Fourth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Fourth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Fourth Preferred shares

                                                                             1e.
                                      -5-

      determine, that the aggregate fair market value of all properly transferred or sold to the Corporation in exchange for Fourth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Fourth Preferred shares issued in Connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Fourth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Fourth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le

                                   2000/03/24
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents status sont signes en double exemplaire.


                                                     ROGERS CABLE INC.
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)

                                    By/Par:  /s/ Alan Horn                  V.P.
                                            ------------------------------------
                                            (Signature)  (Description of Office)
                                            (Signature)         (Fonction)
                                             ALAN HORN

                                                                              1.

                                                   ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Caci certifie que les presents
articles are effective on      statuts entrant en vigueur le
MARCH 29                       MARS,  2000
-------------------------------------------------------------
                     /s/ [illegible]
                  Director/Directeur
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICIATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):

   -
   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

   (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Sixth Preferred shares;

   (b) by providing that the Sixth Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto; and

   (c) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares and an unlimited number of Sixth Preferred shares.

                                                                             1a.

                                   EXHIBIT "A"

SIXTH PREFERRED SHARES

The Sixth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Sixth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Sixth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Sixth Preferred shares "Excluded Securities" for the purposes of the:

         (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB"), a predecessor by amalgamation to the Corporation, The Toronto-Dominion Bank, as agent, and certain other parties, as amended;

         (B) Indenture dated as of August 1, 1992 among RCAB, Rogers Cable T.V. Limited ("RCTV"), a predecessor by amalgamation to the Corporation, Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

         (C) Indenture dated as of September 1, 1992 among RCAB, RCTV, ROL and Chemical Bank re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

         (D) Indenture dated as of January 15, 1994 among RCAB, RCTV, ROL and Chemical Bank re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

         (E) Indenture dated as of March 20, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

         (F) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

         (G) Indenture dated as of November 30, 1995 among RCAB, various Restricted Subsidiaries and Chemical Bank re US $125,000,000 Senior Subordinated Guaranteed Debentures due 2015; and

         (H) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

                                                                             1b.

                  (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

                  For greater certainty, no distribution of money or property shall be made on, or in connection with, the Sixth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Sixth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Sixth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)      REDEMPTION PRIVILEGE.

         (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Sixth Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) (the "Redemption Price").

         (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the
                                                                             lc.

                  Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

         (iii) PARTIAL REDEMPTION. In case a part only of the then outstanding Sixth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

         (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Sixth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Sixth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Sixth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Sixth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Sixth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Sixth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(c) NON-CUMULATIVE DIVIDENDS. The holders of the Sixth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares and the Fifth Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and seventy-five one hundredths percent (9.75%) per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Sixth Preferred shares for such fiscal year then the rights of the holders of the Sixth Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Sixth Preferred shares shall not be entitled to any dividends other than or in excess of the

                                                                             1d.

         preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Sixth Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Sixth Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Sixth Preferred shares. If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Sixth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Sixth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Sixth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Sixth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares and Fifth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Sixth Preferred share plus an amount equal to all dividends declared thereon and unpaid.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Sixth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Sixth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(g) PRICE ADJUSTMENT. If at any time when any Sixth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Sixth Preferred shares concur in such determination; or (b) the Corporation and the holders of the Sixth Preferred shares determine, that the aggregate fair market value of all property transferred or sold to the Corporation in

                                                                             1e.

exchange for Sixth Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property, then the resultant deficiency or excess in the aggregate of the Redemption Price of all Sixth Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Sixth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly.

                                                                              2.

5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le

                                   2000/03/29
--------------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.

Les presents statuts sont signes en double exemplaire.


                                                     ROGERS CABLE INC.
                                            ------------------------------------
                                                    (Name of Corporation)
                                            (Denomination sociale de la societe)

                                                       M. LORRAINE DALY
                       By:/Par:  /s/ M. LORRAINE DALY  VICE PRESIDENT, TREASURER
                                ------------------------------------------------
                                          (Signature)  (Description of Office)
                                          (Signature)         (Fonction)

                  By:/Par:  /s/ DAVID MILLER  VP, General Councel and Secretary
                           -----------------------------------------------------

                                                                              1.

                                                   Ontario Corporation Number
                                                 Numero de la Societe en Ontario

                                                            1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO] Ministry of             Ministere de
       Consumer and            la Consommation
       Commercial Relations    et du Commerce
       CERTIFICATE             CERTIFICAT
This is to certify that these  Ceci certifie que les presents
articles are effective on      status entrent en vigueur le
DECEMBER 18                    DECEMBRE, 2000
-------------------------------------------------------------
                     /s/ [Illegible]
                  Director/Directrice
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------
                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

Form 3 Business Corporations Act

Formule 3 Loi sur les societes par actions

1. The present name of the corporation is:
   Denomination sociale actuelle de la societe:

   ROGERS CABLE INC.
   -----------------------------------------------------------------------------

2. The name of the corporation is changed to (if applicable):
   Nouvelle denomination sociale de la societe (s'il y a lieu):

   -
   -----------------------------------------------------------------------------

3. Date of incorporation/amalgamation:
   Date de la constitution ou de la fusion:

                                   1997/01/01
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

4. The articles of the corporation are amended as follows:
   Les statuts de la societe sont modifies de la facon suivante:

   (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Seventh Preferred shares;

   (b) by providing that the Seventh Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto; and

   (c) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares, an unlimited number of Sixth Preferred shares and an unlimited number of Seventh Preferred shares.

                                                                             la.
                                   EXHIBIT "A"

SEVENTH PREFERRED SHARES

The Seventh Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Seventh Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and the Sixth Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Seventh Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Seventh Preferred shares "Excluded Securities" for the purposes of the:

            (A) Amended and Restated Loan Agreement dated as of November 26, 1996 among Rogers Cablesystems Limited ("RCAB") (now the Corporation), The Toronto-Dominion Bank, as Agent, and certain other parties, as amended;

            (B) Indenture dated as of August 1, 1992 among RCAB (now the Corporation), Rogers Cable T.V. Limited ("RCTV") (now the Corporation), Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank, now the Chase Manhattan Bank, re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

            (C) Indenture dated as of September 1, 1992 among RCAB (now the Corporation), RCTV (now the Corporation), ROL and Chemical Bank, now the Chase Manhattan Bank, re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

            (D) Indenture dated as of January 15, 1994 among RCAB (now the Corporation), RCTV (now the Corporation), ROL and Chemical Bank, now the Chase Manhattan Bank, re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

            (E) Indenture dated as of March 20, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank, now the Chase Manhattan Bank, re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

            (F) Indenture dated as of November 30, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

            (G) Indenture dated as of November 30, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank, now the Chase Manhattan Bank, re US $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

            (H) Purchase Agreement dated November 21, 2000 between the Corporation and TD Securities Inc. re Cdn. $300,000,000 Floating Rate Notes; and
                                                                             lb.
                                      - 2 -

            (I) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

            (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

            For greater certainty, no distribution of money or property shall be made on, or in connection with, the Seventh Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Seventh Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Seventh Preferred shares shall; notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)      REDEMPTION PRIVILEGE.

            (i) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Seventh Preferred shares on payment for each such share to be redeemed of the amount of One Thousand Dollars ($1,000) as adjusted in accordance with section (g) hereof (the "Redemption Price").

            (ii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE. The Redemption Price may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus two percent (2%) per annum, calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the
                                                                             lc.

                  holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(ii).

            (iii) PARTIAL REDEMPTION. In case a part only of the then
                  outstanding Seventh Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

            (iv) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, at least one (1) day before the date specified for redemption, send to each person who at the date of sending is a registered holder of Seventh Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Seventh Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Seventh Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the Redemption Price and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has been paid (whether in cash or by promissory note, as above provided) to the holder of the Seventh Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Seventh Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any dividends declared and payable on or before the redemption date, but unpaid) and the holders thereof shall not be entitled to exercise any of the rights of holders of Seventh Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

            (c) NON-CUMULATIVE DIVIDENDS. The holders of the Seventh Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares and Sixth Preferred shares but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, as and when declared by the directors, out of the monies of the Corporation properly applicable to the payment of dividends, fixed preferential non-cumulative cash dividends at the rate of nine and eighty one hundredths percent (9.80%)
                                                                             ld.

                  per annum of the Redemption Price for such shares. The directors shall be entitled from time to time to declare part of the preferential non-cumulative cash dividend for any fiscal year notwithstanding that such dividend for such fiscal year shall not be declared in full. If in any fiscal year of the Corporation the directors in their discretion shall not declare the said dividend or any part thereof on the Seventh Preferred shares for such fiscal year then the rights of the holders of the Seventh Preferred shares to such dividend or undeclared part thereof for such fiscal year shall be forever extinguished. The registered holders of Seventh Preferred shares shall not be entitled to any dividends other than or in excess of the preferential non-cumulative cash dividends hereinbefore provided for. No dividends shall be declared and paid or set aside for payment on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares in any fiscal year, unless the fixed preferential non-cumulative cash dividend for such fiscal year on all Seventh Preferred shares then outstanding has been declared and paid or set aside for payment. If in any fiscal year, after the fixed preferential non-cumulative cash dividends on the Seventh Preferred shares shall have been declared and paid or set aside for payment, there shall remain any profits or surplus available for dividends, such profits or surplus or any part thereof may, in the discretion of the directors, be applied to dividends on any shares of any other class of the Corporation ranking junior to the Seventh Preferred shares.
                  If the Redemption Price is increased or decreased pursuant to section (g) hereof above at any time after any dividends have been declared and paid or set aside for payment on the Seventh Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Seventh Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

            (d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Seventh Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(ii) hereof, subject to the provisions of section (a) hereof

            (e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Seventh Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares and Sixth Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Seventh Preferred share plus an amount equal to all dividends declared thereon and unpaid.

         (f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Seventh Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporation Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Seventh Preferred shares shall, however, be entitled to notice of
                                                                             le.

                  any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(g)      PRICE ADJUSTMENT.

            (i) If at any time and from time to time when any Seventh Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and all of the holders of the issued and outstanding Seventh Preferred shares concur in such determination; or (b) the Corporation and the holders of the Seventh Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Seventh Preferred shares (the "Acquired Property") is greater or less than the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property (and, for greater certainty, an adjustment to the purchase price of the Acquired Property pursuant to the agreement of purchase and sale between the Corporation and the holders of the Seventh Preferred shares from which the Corporation acquired the Acquired Property to the extent pursuant to the terms of such agreement is to be satisfied in accordance with this subsection shall constitute such a determination by the Corporation and the holders of the Seventh Preferred shares), then the resultant deficiency or excess in the aggregate of the Redemption Price of all Seventh Preferred shares issued in connection with the acquisition of the Acquired Property shall be divided by the aggregate number of Seventh Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

            (ii) In the event that none or only some (but not all) of the Seventh Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Seventh Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Seventh Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus two percent (2%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

            (iii) Notwithstanding the foregoing, in the event that the Seventh
                  Preferred shares, or any of them, shall have been redeemed for a Redemption Price paid by means of a promissory note issued by the Corporation or assigned and transferred by the Corporation (as provided in subsection (b)(ii) hereof) containing provisions adjusting the principal amount thereof downwards by an amount equal to the amount of such deficiency or upwards by an amount equal to the amount of such excess, then in such event, such adjustment provision shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided.

                                                                              2.
5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.
   La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.



6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le


                                   2001/12/13
   -----------------------------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)

These articles are signed in duplicate.
Les presents statuts sont signes en double exemplaire.


                                                  ROGERS CABLE INC.
                                     -------------------------------------------
                                                (Name of Corporation)
                                        (Denomination sociale de la societe)


               By/Par: /s/ M. Lorraine Daly            Vice President, Treasurer
                       ---------------------------------------------------------
                          M. Lorraine Daly
                          (Signature)                   (Description of Office)
                          (Signature)                         (Foncion)


               By/Par: /s/ Daphne Evans                   Assistant Secretary
                       ---------------------------------------------------------
                          Daphne Evans
                          (Signature)
                          (Signature)

                                                                              1.

                                                    ONTARIO CORPORATION NUMBER
                                                 NUMERO DE LA SOCIETE EN ONTARIO

                                                             1215983
     FOR MINISTRY USE ONLY
A L'USAGE EXCLUSIF DU MINISTERE

[LOGO]  Ministry of             Ministere des
        Consumer and            Services aux consommateurs
        Business Services       et aux entreprises
       CERTIFICATE             CERTIFICAT
This is to certify that these  Ceci certifie que les presents
articles are effective on      statuts entrent en vigueur le
JULY 23                        JUILLET, 2002
-------------------------------------------------------------
                     /s/ [ILLEGIBLE]
                  Director/Directrice
Business Corporations Act/Loi sur les societes par actions

--------------------------------------------------------------------------------

                             ARTICLES OF AMENDMENT
                            STATUTS DE MODIFICATION

   FORM 3      1. The present name of the corporation is:
  BUSINESS        Denomination sociale actuelle de la societe:
CORPORATIONS
    ACT           ROGERS CABLE INC.
                  --------------------------------------------------------------

 FORMULE 3
    LOI
  SUR LES
SOCIETES PAR   2. The name of the corporation is changed to (if applicable):
  ACTIONS         Nouvelle denomination sociale de la societe (s'il y a lieu):


                  --------------------------------------------------------------


               3. Date of incorporation/amalgamation:
                  Date de la constitution ou de la fusion:

                                         1997/01/01
                  --------------------------------------------------------------
                                       (YEAR, MONTH, DAY)
                                       (ANNEE, MOIS, JOUR)


               4. The articles of the corporation are amended as follows:
                  Les statuts de la societe sont modifies de la facon suivante:


                  (a) to increase the authorized capital of the Corporation by creating an unlimited number of a class of shares to be designated Eighth Preferred shares;

                  (b) by providing that the Eighth Preferred shares shall have attached thereto the rights, privileges, restrictions and conditions set out in Exhibit "A" annexed hereto; and

                  (c) by declaring that, after giving effect to the foregoing, the Corporation is authorized to issue an unlimited number of Class A Common shares, an unlimited number of Class B Common shares, 100,000,000 Class B Preferred shares, an unlimited number of First Preferred shares, an unlimited number of Third Preferred shares, an unlimited number of Fourth Preferred shares, an unlimited number of Fifth Preferred shares, an unlimited number of Sixth Preferred shares, an unlimited number of Seventh Preferred shares and an unlimited number of Eighth Preferred shares.

                                                                              1a

                                  EXHIBIT "A"

EIGHTH PREFERRED SHARES

The Eighth Preferred shares shall have attached thereto, as a class, the following rights, privileges, restrictions and conditions:

(a) RANKING. The Eighth Preferred shares shall rank, with respect to both dividends and return of capital in the event of liquidation, dissolution or winding up of the Corporation, junior to the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares and in priority to all other shares of the Corporation, including without limitation, the Class A Common and Class B Common shares, but shall not confer any further right to participate in the profits or assets of the Corporation. The rights, privileges, restrictions and conditions attaching to the Eighth Preferred shares shall be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute the Eighth Preferred shares "Excluded Securities" for the purposes of the:

            (A) Second Amended and Restated Loan Agreement dated as of January 31, 2002 among the Corporation, The Toronto-Dominion Bank, as Administration Agent and the Lenders named therein;

            (B) Indenture dated as of August 1, 1992 among Rogers Cablesystems Limited ("RCAB") (now the Corporation), Rogers Cable T.V. Limited ("RCTV") (now the Corporation), Rogers Ottawa Limited/Limitee ("ROL") and Chemical Bank (now JPMorgan Chase
                  Bank), re US $250,000,000 9 5/8% Senior Secured Priority Notes due 2002;

            (C) Indenture dated as of September 1, 1992 among RCAB (now the Corporation), RCTV (now the Corporation), ROL and Chemical Bank (now JPMorgan Chase Bank), re US $200,000,000 10 1/8% Senior Secured Second Priority Debentures due 2012;

            (D) Indenture dated as of January 15, 1994 among RCAB (now the Corporation), RCTV (now the Corporation), ROL and Chemical Bank (now JPMorgan Chase Bank), re Cdn. $300,000,000 9.65% Senior Secured Second Priority Debentures due 2014;

            (E) Indenture dated as of March 20, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank), re US $450,000,000 10% Series B Senior Secured Second Priority Notes due 2005;

            (F) Indenture dated as of November 30, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank), re US $150,000,000 10% Senior Secured Second Priority Debentures due 2007;

            (G) Indenture dated as of November 30, 1995 among RCAB (now the Corporation), various Restricted Subsidiaries and Chemical Bank (now JPMorgan Chase Bank), re US $125,000,000 11% Senior Subordinated Guaranteed Debentures due 2015;

                                                                              1b

            (H) Indenture dated as of February 5, 2002 among the Corporation and CIBC Mellon Trust Company, re Cdn $450,000,000 7.60% Senior (Secured) Second Priority Notes due 2007;

            (I) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank, re US $350,000,000 7.875% Senior (Secured) Second Priority Notes due 2012;

            (J) Indenture dated as of April 30, 2002 among the Corporation and JPMorgan Chase Bank, re US $200,000,000 8.750% Senior (Secured) Second Priority Debentures due 2032; and

            (K) such other loan agreements, indentures, deeds of trust or other financing instruments to which the Corporation (or any successor) is from time to time a party as contain substantially similar provisions as the foregoing financing instruments related to "Excluded Securities",

            (collectively, all such documents, as they may be amended from time to time, are hereinafter referred to as the "Financing Indentures").

            For greater certainty, no distribution of money or property shall be made on, or in connection with, the Eighth Preferred shares (including, without limitation, distributions made by the payment of dividends or payments made in connection with the purchase for cancellation of Eighth Preferred shares or payments made on the liquidation, dissolution, or winding up of the Corporation) unless such a distribution is permitted to be made on or by means of Excluded Securities under the provisions of the Financing Indentures. Any promissory notes issued to satisfy any dividend, purchase for cancellation or other distribution amount made in respect of any of the Eighth Preferred shares shall, notwithstanding anything to the contrary contained herein, be deemed to include and incorporate by reference such provisions (including, without limitation, the subordination provisions) as are necessary to constitute such promissory notes Excluded Securities for the purposes of the Financing Indentures. Until all indebtedness under the Financing Indentures has been fully paid or the payment thereof has been duly provided for, such promissory note shall not be assignable or negotiable by the holder except to the extent and in the manner contemplated by the applicable provisions contained in the Financing Indentures relating to Excluded Securities.

(b)   REDEMPTION PRIVILEGE.

      (i) REDEMPTION PRICE. Subject to any adjustment pursuant to section (g) hereof, the "Redemption Price" in respect of each Eighth Preferred share shall be an amount equal to the fair market value of all of the consideration for which Eighth Preferred shares are issued as at the time such Eighth Preferred shares are issued, as determined by the directors of the Corporation, divided by the number of Eighth Preferred shares so issued.

      (ii) REDEMPTION RIGHT. Subject to the provisions of the Business Corporations Act (Ontario), as mended from time to time, or any successor legislation, the Corporation may, upon giving notice or upon notice being waived as hereinafter provided, redeem the whole or any part of the Eighth Preferred shares on payment for each such share to be redeemed of the Redemption Price therefor.

      (iii) PAYMENT OF REDEMPTION PRICE BY PROMISSORY NOTE OR BY CLASS B DEPOSIT RECEIPTS OF AT&T CANADA INC. The aggregate Redemption Price of all Eighth

                                                                              1c

            Preferred shares of a holder which are redeemed may, at the option of the Corporation, be paid and satisfied in whole or in part: (1) by the issuance to the holder by the Corporation of a promissory note for a principal sum equal to the Redemption Price, or such part thereof as is to be satisfied by the promissory note, which, subject to section (a) above, is payable on demand, provides for interest on the unpaid balance at a rate equal to the annual rate established by The Toronto-Dominion Bank at its head office in Toronto, Ontario from time to time as being its reference rate of interest used by it to determine the rates of interest it will charge for loans made in Canada in Canadian dollars to its preferred commercial customers (hereinafter referred to as "Prime"), plus six percent (6%) per annum, which interest will commence on the day following the date of issuance of such promissory note and will be calculated and payable monthly in arrears on the last date of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly and, subject to section (a) above, entitles the Corporation to prepay the whole or any part of the unpaid principal under such promissory note, upon payment of interest accrued on the unpaid principal balance to the date of payment; or (2) by the assignment or endorsement in favour of the holder of a promissory note made by an affiliate (as such term is defined in the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation) for a principal sum or for a portion of the principal sum equal to the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note, which is payable on demand and which the board of directors of the Corporation in its discretion has determined has a value not less than the aggregate Redemption Price, or such part thereof as is to be satisfied by the promissory note of the affiliate, which might be issued under clause (1) of this subsection (b)(iii); or (3) by the transfer by the Corporation to the holder of a portion of the Class B Deposit Receipts of AT&T Canada Inc. (the "Deposit Receipts") transferred to the Corporation in connection with the issuance of Eighth Preferred shares, equal to the portion of such Eighth Preferred shares which are to be redeemed.

      (iv) PARTIAL REDEMPTION. In case a part only of the then outstanding Eighth Preferred shares is at any time to be redeemed, the shares so to be redeemed shall be selected in such manner as the directors in their discretion shall decide and need not be redeemed pro rata or selected by lot and the directors may make such adjustments as may be necessary to avoid the redemption of fractional parts of shares.

      (v) NOTICE OF REDEMPTION AND RIGHTS OF HOLDERS. The Corporation shall, on or before the date specified for redemption, send to each person who at the date of sending is a registered holder of Eighth Preferred shares to be redeemed a notice in writing of the intention of the Corporation to redeem such Eighth Preferred shares, or alternatively, notice may be waived or the time for sending of the notice may be waived at any time with the consent in writing of holders of such Eighth Preferred shares to be redeemed. Notice may be mailed in a prepaid envelope addressed to each such shareholder at his address as it appears on the records of the Corporation or its transfer agent, or alternatively, such notice may be delivered personally to such shareholder; provided, however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of the redemption. Such notice shall set out the amount determined by the directors of the Corporation as the aggregate Redemption Price of the Eighth Preferred shares so redeemed and the date of redemption. If notice of any such redemption be given by the Corporation or waived in the manner aforesaid and an amount sufficient to redeem the shares has

                                                                              1d
            been paid (whether in cash or by promissory note or by the transfer of the Deposit Receipts as above provided) to the holder of the Eighth Preferred shares to be redeemed or deposited with any trust corporation or chartered bank in Canada, on or before the date fixed for redemption, the holder thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor and except to receive any dividends declared and payable on or before the redemption date but unpaid. If the Eighth Preferred shares are redeemed on the redemption date then from and after the redemption date such shares shall cease to be entitled to dividends, (except for any accrued and unpaid dividends on such shares) and the holders thereof shall not be entitled to exercise any of the rights of holders of Eighth Preferred shares in respect thereof unless payment of the Redemption Price is not made on the redemption date, in which event the rights of the holders of the said shares shall remain unaffected.

(c) CUMULATIVE DIVIDENDS. The holders of the Eighth Preferred shares shall, in each fiscal year of the Corporation, subject to section (a) hereof and to the payment of all accrued dividends on the First Preferred shares, the Third Preferred shares, the Fourth Preferred shares, the Fifth Preferred shares, the Sixth Preferred shares and the Seventh Preferred shares, but always in preference and priority to any payment of dividends on any other shares of the Corporation for such year, including without limitation, the Class A Common and Class B Common shares, be entitled to receive, subject to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation, fixed, cumulative cash dividends at the rate of eight percent (8%) per annum of the Redemption Price for such shares payable quarterly on the first day following the last day in the month of each of March, June, September and December, other than a Saturday or a Sunday, on which the main branch of The Toronto-Dominion Bank in Toronto, Ontario is open for business (each an "Established Dividend Payment Date"). Alternatively, if the directors so determine dividends shall be payable on any day (an "Alternate Dividend Payment Date") following the immediately preceding Established Dividend Payment Date and before the next Established Dividend Payment Date. An Established Dividend Payment Date and an Alternate Dividend Payment Date are each hereinafter referred to as a "Dividend Payment Date". Dividends on the Eighth Preferred shares shall accrue on a daily basis from the day following the date of issuance. If on any Dividend Payment Date the dividend payable on such date is not paid in full on all of the Eighth Preferred shares then issued and outstanding, such dividend or the unpaid part thereof shall be paid on the fist date thereafter on which the Corporation shall have sufficient moneys properly applicable to the payment of same. The holders of the Eighth Preferred shares shall not be entitled to any dividend other than or in excess of the cumulative dividends at the rate hereinbefore provided for. If the Redemption Price is increased or decreased pursuant to section (g) hereof at any time after any dividends have been declared and paid or set aside for payment on the Eighth Preferred shares, the dividend rate applicable during the period prior to such increase or decrease in the Redemption Price in respect of which the dividends were paid or set aside for payment shall be deemed decreased or increased accordingly, and neither a registered holder of Eighth Preferred shares nor the Corporation shall have a claim against the other for either under or overpayment of dividends resulting from an increase or decrease in the Redemption Price.

      The Corporation shall not redeem or purchase for cancellation any Eighth Preferred shares then outstanding unless all dividends accrued on the Eighth Preferred shares up to the date of redemption or purchase have been paid.

      The Corporation shall not call for redemption or redeem or purchase for cancellation or make any capital distribution in respect of or otherwise pay off or retire any shares of the Corporation ranking on a parity with or junior to the Eighth Preferred shares unless all

                                                                              1e
      dividends on the Eighth Preferred shares up to and including the dividend payable on the immediately preceding Dividend Payment Date shall have been declared and paid or set aside for payment at the date of such call for redemption, redemption, purchase, distribution, retirement or other payment off.

(d) PURCHASE BY THE CORPORATION. The Corporation shall have the right at its option at any time and from time to time to purchase the whole or any part of the Eighth Preferred shares at the lowest price at which, in the opinion of the directors, such shares are obtainable but not exceeding the Redemption Price thereof (the "Purchase Price"). The Purchase Price may, at the option of the Corporation be paid and satisfied in the manner provided for in subsection (b)(iii) hereof.

(e) LIQUIDATION, DISSOLUTION OR WINDING UP. In the event of the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Eighth Preferred shares shall be entitled to receive, subject to section (a) hereof, and after the holders of First Preferred shares, Third Preferred shares, Fourth Preferred shares, Fifth Preferred shares, Sixth Preferred shares and Seventh Preferred shares shall have received such amounts as they are entitled to receive in the event of the liquidation, dissolution or winding up of the Corporation, but before any distribution of any part of the assets of the Corporation among the holders of any other shares of the Corporation, including without limitation the Class A Common and Class B Common shares, an amount equal to the Redemption Price for each issued and outstanding Eighth Preferred share plus an amount equal to the accrued and unpaid dividends thereon.

(f) NO VOTING RIGHTS; NOTICE OF MEETINGS. The holders of the Eighth Preferred shares shall not, as such, have any voting rights for the election of directors or, subject to any voting rights accorded them pursuant to the provisions of the Business Corporations Act (Ontario), as the same may from time to time be amended or any successor legislation, for any other purpose, nor shall they be entitled to attend shareholders' meetings except for the purpose of exercising any voting rights accorded to them pursuant to the provisions of the Business Corporations Act (Ontario), as amended from time to time, or any successor legislation; holders of the Eighth Preferred shares shall, however, be entitled to notice of any meeting of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business.

(g)   PRICE ADJUSTMENT.

      (i) If at any time and from time to time when any Eighth Preferred shares are issued and outstanding either: (a) Canada Customs and Revenue Agency determines and the directors of the Corporation and all of the holders of the issued and outstanding Eighth Preferred shares concur in such determination; or (b) the Corporation, the directors of the Corporation and the holders of the Eighth Preferred shares determine; that the aggregate fair market value of all property transferred or sold to the Corporation in exchange for Eighth Preferred shares (the "Acquired Property") is greater or less than the fair market value of the Acquired Property as determined by the board of directors at the time of the acquisition of the Acquired Property as contemplated by subsection (b)(i) hereof; or as most recently redetermined under this section (g) then the resultant excess or deficiency, as the case may be, shall be divided by the aggregate number of Eighth Preferred shares issued in connection with the acquisition of the Acquired Property and the Redemption Price shall be increased or decreased accordingly. For greater certainty, multiple adjustments to

                                                                              1f
            the Redemption Price are permitted under this subsection and all such adjustments shall be cumulative.

      (ii) In the event that none or only some (but not all) of the Eighth Preferred shares issued in connection with the acquisition of the Acquired Property are issued and outstanding and the Redemption Price is increased or decreased pursuant to subsection (g)(i) hereof then the amount of the increase or decrease in the aggregate fair market value of the Acquired Property, less the aggregate of the adjustments to the Redemption Price of the Eighth Preferred shares, if any, then issued and outstanding arising as a consequence of such determination, shall be, in the case of an excess, a debt of the Corporation payable to the holder of such Eighth Preferred shares and in the case of a deficiency, a debt of the holder payable to the Corporation, in either case on demand, bearing interest at Prime plus six percent (6%) per annum, calculated and payable monthly in arrears on the last day of each month, provided that the balance of any interest accrued and unpaid to the date on which the principal amount is paid shall be due and payable on such date and that any interest not paid on its due date shall itself bear interest at the above rate, compounded monthly.

      (iii) Notwithstanding subsection (g)(ii), in the event that the Redemption Price for any Eighth Preferred shares redeemed shall have been satisfied by means of a promissory note issued by the Corporation or assigned and transferred by the Corporation (as provided in subsection b)(iii) hereof) providing for the adjustment of the principal amount thereof downwards by an amount equal to the amount of the deficiency or upwards by an amount equal to the amount of the excess, then in such event, the note as adjusted shall be deemed to satisfy in full the adjustment of the applicable purchase price and the debt payable by the Corporation to the holder or the holder to the Corporation as the case may be, hereinbefore provided in subsection (g)(ii) hereof.

      (iv) Each time a change is made to the Redemption Price pursuant to this section (g), a certificate of an officer of the Corporation, stating such new Redemption Price, shall be prepared and inserted in the minute book of the Corporation.

                                                                              2.





5. The amendment has been duly authorized as required by Sections 168 & 170 (as applicable) of the Business Corporations Act.

    La modification a ete dument autorisee conformement aux articles 168 et 170 (selon le cas) de la Loi sur les societes par actions.

6. The resolution authorizing the amendment was approved by the shareholders/directors (as applicable) of the corporation on

    La actionnaires ou les administrateurs (selon le cas) de la societe on approuve la resolution autorisant la modification le


                                   2002/07/19
            ----------------------------------------------------------
                               (Year, Month, Day)
                              (annee, mois, jour)


These articles are signed in duplicate.

Les presents status sont signes en double exemplaire.


                                                      ROGERS CABLE INC.
                                            -----------------------------------
                                                   (Name of Corporation)
                                            (Denomination sociale de la societe)

                                                   E. JENNIFER WARREN
              By/Par: /s/ E. Jennifer Warren       VP, ASSISTANT GENERAL COUNSEL
                     -----------------------------------------------------------
                          (Signature)              (Description of Office)
                          (Signature)                    (Fonction)

                                                   M. LORRAINE DALY
              By/Par: /s/ M. Lorraine Daly         VICE PRESIDENT, TREASURER
                     -----------------------------------------------------------